Exhibit 10.12
NORTHSTAR ASSET MANAGEMENT GROUP INC.
2014 OMNIBUS STOCK INCENTIVE PLAN
Section 1.General Purpose of Plan.
The name of this plan is the NorthStar Asset Management Group 2014 Omnibus Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide incentives to Participants (hereinafter defined) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. To accomplish the foregoing, the Plan provides that the Company may grant awards of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards and Other Awards (each as hereinafter defined).
Section 2.    Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)    “Administrator” means, except as provided in Section 3(a), the Board, or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.
(b)    “Award” means an award of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Award or Other Awards under the Plan.
(c)    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
(f)    “Change of Control” means ” prior to the Spin-Off, a NRF Change of Control or, from and after the Spin-Off, a NSAM Change of Control or a NRF Change of Control.
(g)    “Code” means the Internal Revenue Code of 1986, as amended from time-to-time, or any successor thereto.
(h)    “Company” means NorthStar Asset Management Group Inc., a Delaware corporation (or any successor corporation).

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(i)    “Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
(j)    “Dividend Equivalent Right” means an Award entitling the Participant to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the Participant.
(k)    “Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.
(l)    “Eligible Recipient” means an officer, director (including a Non-Employee Director), employee, co-employee, consultant or advisor of the Company or of any Parent or Subsidiary who provides services to the Company.
(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time-to-time.
(n)    “Fair Market Value” means, as of any given date, the fair market value of a share of Stock as determined by the Administrator using any reasonable method and in good faith; provided that if shares of Stock are admitted to trading on a national securities exchange, the fair market value of a share of Stock on any date shall be the closing sale price reported for such share on the exchange on such date on which a sale was reported.
(o)    “Free Standing Rights” has the meaning set forth in Section 8 hereof.
(p)    “Free Standing Stock Appreciation Rights” has the meaning set forth in Section 8 hereof.
(q)    “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships of the Participant.
(r)    “Incentive Stock Option” means any Stock Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(s)    “Non-Employee Director” means a director of the Company or NRF (as applicable) who is not an employee of the Company or NRF (as applicable) who qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an “outside director” as defined in Section 162(m) of the Code.
(t)    “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

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(u)    “NRF” means NorthStar Realty Finance Corp., the ultimate parent of the Company prior to the Spin-Off, or its successor.
(v)    “NRF Change of Control” means and includes any of the following events:
(i)any Person is or becomes Beneficial Owner, directly or indirectly, of securities of NRF representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of NRF, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from NRF; or
(i)    the consummation of a merger or consolidation of NRF with any other Person or the issuance of voting securities of NRF in connection with a merger or consolidation of NRF (or any direct or indirect subsidiary of NRF), other than (x) a merger or consolidation which would result in the voting securities of NRF outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of NRF or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of NRF (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of NRF representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of NRF; or
(ii)    the stockholders of NRF approve a plan of complete liquidation or dissolution of NRF; or
(iii)    the consummation of the sale or disposition by NRF of all or substantially all of the assets of NRF; or
(iv)    individuals who, on the Effective Date, constitute the Board of Directors of NRF (the “NRF Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors of NRF, provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the NRF

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Incumbent Directors then on the Board of Directors of NRF (either by a specific vote or by approval of the proxy statement of NRF in which such person is named as a nominee for director, without written objection to such nomination) shall be an NRF Incumbent Director; provided, however, that no individual initially elected or nominated as a director of NRF as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors of NRF shall be deemed to be an Incumbent Director.
provided that, for avoidance of doubt, the Spin-Off shall not constitute an NRF Change of Control.
(w)    “NSAM Change of Control” means and includes any of the following events:
(i)    any Person is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or
(ii)    the consummation of a merger or consolidation of the Company with any other Person or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company), other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company; or

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(iii)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
(iv)    the consummation of the sale or disposition by the Company of all or substantially all of the assets of the Company; or
(v)    individuals who, immediately following the Spin-Off, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.
provided that, for avoidance of doubt, the Spin-Off shall not constitute an NSAM Change of Control.
(x)    “Other Awards” means an award granted pursuant to Section 12 hereof.
(y)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.
(z)    “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive an Award.
(aa)    “Performance-Based Award” means any Award of Restricted Stock, Restricted Stock Units, Cash-Based Award or Other Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.
(bb)    “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable

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to the organizational level or entity specified by the Administrator, including, but not limited to, the Company’s Parent, the Company or a unit, division, group, or Subsidiary of the Company or any entity managed by the Company or its Subsidiary and/or any combination of the foregoing) that will be used to establish Performance Goals are limited to the following: total shareholder return; cash available for distribution; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization or any other adjustment); changes in the market price of the Stock or stock of any entity managed by the Company or its subsidiary; economic value-added; funds from operations or similar measure, including adjusted funds from operations and equity adjusted funds from operations; sales or revenue; acquisitions or strategic transactions; operating income (loss); cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, or investment; return on sales; liquidity; balance sheet liquidity; CDO liquidity; discounted payoff; non-listed REIT capital-raise; gross or net profit levels; productivity; expense; margins; operating efficiency; working capital; earnings (loss) per share of Stock or stock of any entity managed by the Company or its subsidiary; sales or market shares and assets under management; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or index. The Administrator may appropriately adjust any evaluation performance under a Performance Goal to exclude any of the following events that occurs during the applicable performance period: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s (or other applicable entity’s) annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.
(cc)    “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of an Award of Restricted Stock, Restricted Stock Units, Cash-Based Award or Other Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals.
(dd)    “Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.
(ee)    “Performance Stock” means a class of stock of the Company that is economically equivalent to a share of Stock, and that is convertible into shares of Stock, except that shares of such class of stock will not be entitled to dividends declared on shares of Stock.

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(ff)    “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other entity or “group” (as defined in the Exchange Act).
(gg)    “Plan” has the meaning set forth to it in Section 1 hereof.
(hh)    “Related Rights” has the meaning set forth in Section 8 hereof.
(ii)    “Related Stock Appreciation Rights” has the meaning set forth in Section 8 hereof.
(jj)    “Restricted Period” has the meaning set forth in Section 9 hereof.
(kk)    “Restricted Stock” means shares of Stock subject to certain restrictions granted pursuant to Section 9 below.
(ll)    “Restricted Stock Unit” means an Award of phantom stock units subject to certain restrictions granted pursuant to Section 10 below, which may be settled in Stock.
(mm)    “Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a transaction described in Section 5(b) below.
(nn)    “Securities Act” means the Securities Act of 1933, as amended.
(oo)    “Spin-Off” means the contemplated spin-off of the Company from NorthStar Realty Finance Corp.
(pp)    “Stock” means the common stock, par value $0.01 per share, of the Company.
(qq)    “Stock Appreciation Right” means the right pursuant to an award granted under Section 8 below to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.
(rr)    “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 7 below.
(ss)    “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.
(tt)    “Unit” or “Units” means units or other equity interests in the operating partnership or limited liability company subsidiary of the Company that are substantially similar in structure to the units defined as “LTIP Units” under the Amended

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and Restated Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership, as amended.
Section 3.    Administration.
(a)    The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act by the Administrator. Notwithstanding anything herein to the contrary, prior to the Spin-off, the Compensation Committee of NRF’s Board of Directors (or other committee of NRF’s Board of Directors which is comprised of not less than two Non-Employee Directors who are independent) shall be the Administrator hereunder and shall make and approve all determinations under the Plan.
(b)    The Administrator shall have the power and authority to grant Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards, Other Awards or any combination of the foregoing hereunder to Eligible Recipients pursuant to the terms of the Plan. In particular, but without limitation, the Administrator shall have the authority:
(i)    to select those Eligible Recipients who shall be Participants;
(ii)    to determine whether and to what extent Awards are to be granted hereunder to Participants;
(iii)    to determine the number of shares of Stock to be covered by each Award granted hereunder;
(iv)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including the waiver or modification of any such terms or conditions;
(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards granted hereunder, including the waiver or modification of any such terms or conditions;
(vi)    to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time-to-time deem advisable; and

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(vii)    to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any award certificates relating thereto) and to otherwise supervise the administration of the Plan.
(c)    The Administrator may, in its absolute discretion, without amendment to the Plan: (i) accelerate the date on which any Stock Option or Stock Appreciation Right granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Stock Option or Stock Appreciation Right; and (ii) accelerate the lapse of restrictions or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or Other Award or otherwise adjust any of the terms applicable to any such Award; provided, however, that no action under this Section 3(c) shall adversely affect any outstanding Award without the consent of the holder thereof.
(d)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Administrator, nor any officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan and all members of the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.
Section 4.    Shares Reserved for Issuance Under the Plan.
The total number of shares of Stock reserved and available for issuance under the Plan shall be 45,000,000 shares of Stock (the “Initial Limit”), subject to adjustment as provided in Section 5(a), plus on January 1, 2015 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by two percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of a Stock Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to the Initial Limit pursuant to Incentive Stock Options, and Stock Options or Stock Appreciation Rights with respect to no more than the Initial Limit may be granted to any one individual Eligible Recipient during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

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Section 5.    Equitable Adjustments; Sale Events
(a)    Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, the Administrator shall make appropriate equitable adjustments, which may include, without limitation, adjustments to: (i) the aggregate number of shares of Stock reserved for issuance under the Plan; (ii) the kind, number and exercise price of outstanding Stock Options and Stock Appreciation Rights granted under the Plan; and (iii) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. The Administrator shall also make appropriate equitable adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. The adjustment by the Administrator shall be final, binding and conclusive.
(b)    Except as the Administrator may otherwise specify with respect to particular Awards in the relevant award certificate, in the case of and subject to the consummation of (1) a merger, share exchange, reorganization or consolidation or (2) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated Person, all Stock Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of such transaction shall become fully exercisable as of the effective time of such transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of such transaction and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with such transaction in the Administrator’s discretion, unless, in any case, the parties to such transaction agree that Awards will be assumed or continued by the successor entity or new Awards of the successor entity or parent thereof will be substituted for such Awards with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. Upon the effective time of any such transaction, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination: (1) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the holders of Stock Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess

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of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (2) each Participant shall be permitted, within a specified period of time prior to the consummation of such transaction as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such Participant. In connection with any such transaction in which the shares of Stock are exchanged for or converted into the right to receive cash, the parties to any such transaction may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the transaction will be converted (a “Converted Award”) into the right to receive the Sale Price multiplied by the number of shares subject to such Awards (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of such transaction (such as indemnification obligations and purchase price adjustments) to the extent provided by the parties to such transaction.
Section 6.    Eligibility.
Eligible Recipients shall be eligible to be granted Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards, Other Awards or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time-to-time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such Award.
Section 7.    Stock Options.
Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time-to-time approve, and the provisions of Stock Option awards need not be the same with respect to each Participant. Each participant who is granted a Stock Option shall receive an award certificate of the Stock Option, in such form as the Administrator shall determine, which shall set forth, among other things, the option price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.
The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.
The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Directors who are not also employees or officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock

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Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.
Stock Options granted under the Plan shall be subject to the following terms and conditions and to the award certificate evidencing each Award which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:
(a)    Option Price. The option exercise price per share of Stock underlying each Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date (or with respect to Incentive Stock Options, 110% of the Fair Market Value per share on such date if, on such date, the Eligible Recipient owns, or is deemed to own under the Code, stock possessing more than ten percent (a “Ten Percent Owner”) of the total combined voting power of all classes of Stock).
(b)    Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if the Eligible Recipient is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.
(c)    Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however, that no action following the time of grant shall adversely affect any outstanding Stock Option without the consent of the holder thereof. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any Change in Control of the Company.
(d)    Method of Exercise. Subject to Section 7(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made: (i) by certified or bank check or other instrument acceptable to the Administrator; (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised and subject to such other terms and conditions as the Administrator may provide, provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant; (iii) by the Participant delivering to the Company a properly executed

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exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; (v) any other form of consideration approved by the Administrator and permitted by applicable law; or (vi) any combination of the foregoing.
(e)    Rights as Stockholder. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 17 below.
(f)    Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Options previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the award certificate governing such Awards. Unless otherwise provided in the award certificate, Stock Options granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.
(g)    Annual Limit on Incentive Stock Options. In addition to the limitation applicable to Stock Options in Section 4 above, to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.
Section 8.    Stock Appreciation Rights.
Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made;

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the number of shares of Stock to be awarded, the exercise price and all other conditions of Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.
Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and to the award certificate evidencing such Award which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:
(a)    Awards. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.
(b)    Exercisability.
(i)    Stock Appreciation Rights that are Free Standing Rights (“Free Standing Stock Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.
(ii)    Stock Appreciation Rights that are Related Rights (“Related Stock Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option.
(c)    Payment Upon Exercise.
(i)    Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.
(ii)    A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any

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combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(d)    Termination of Employment or Service.
(i)    In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Appreciation Rights previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the award certificate governing such Awards. Unless otherwise provided in the award certificate, Stock Appreciation Rights granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.
(ii)    In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as applicable to the related Stock Options.
(e)    Term.
(i)    The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.
(ii)    The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.
Section 9.    Restricted Stock.
Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an award certificate. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; the Restricted Period (as defined in Section 9 (c)) applicable to Restricted Stock awards; and

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all other conditions applicable to Restricted Stock awards. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.
(a)    Purchase Price. The price per share, if any, that a Participant must pay for shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.
(b)    Awards and Certificates. If such Restricted Stock is certificated, each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Award. Uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such shares of Restricted Stock are vested.
(c)    Nontransferability; Restrictions. The Restricted Stock awards granted pursuant to this Section 9 shall be subject to the restrictions on transferability set forth in this Section 9(c) and Section 17(c) during such period as may be set by the Administrator in the award certificate (the “Restricted Period”); provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of pre-established corporate performance goals on awarded Restricted Stock as it deems appropriate. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.
(d)    Rights as a Stockholder. Except as provided in Section 9(b) or as otherwise provided in an award certificate, the Participant shall possess all incidents of ownership with respect to shares of Restricted Stock during the Restricted Period, including the right to receive dividends with respect to such shares and to vote such shares. If certificated, certificates for unrestricted shares of Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.
(e)    Termination of Employment. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary during the Restricted Period, any rights pursuant to any Award of Restricted Stock previously granted to such Participant shall be subject to such terms and conditions as set forth in the award certificate governing such Awards. Unless otherwise provided in

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the award certificate, the Restricted Stock awards granted to such Participant, to the extent that restrictions have not lapsed or applicable conditions have not been met at the time of such cessation of employment or provision of services, shall expire on the date of such termination.
Section 10.    Restricted Stock Units.
(a)    Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. Each grant of Restricted Stock Units shall be evidenced by an award certificate. The terms and conditions of each such grant of Restricted Stock Units shall be determined by the Administrator and such terms and conditions may differ among individual Awards and Participants. At the time and upon the terms and conditions set forth in the award certificate with respect to Restricted Stock Units, the Restricted Stock Units shall be settled in the form of shares of Stock; provided that, to the extent permitted in the award certificate, the Restricted Stock Units may be settled in cash or such other consideration as may be specified in such award certificate. To the extent that an award of Restricted Stock Units is subject to Section 409A of the Code, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A of the Code.
(b)    Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a Participant to elect to receive a portion of future cash compensation otherwise due to such Participant in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A of the Code and such other rules and procedures established by the Administrator. Any such future cash compensation that the Participant elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the Participant if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the applicable award certificate.
(c)    Rights as a Stockholder. A Participant shall have the rights as a stockholder only as to shares of Stock acquired by the Participant upon settlement of Restricted Stock Units; provided, however, that the Participant may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

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Section 11.    Dividend Equivalent Rights
(a)    Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any Eligible Recipient as a component of an Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in an award certificate with respect to the Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any, as specified in the applicable Award. The Administrator may provide that Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of an Award may also contain terms and conditions different from such other Award.
(b)    Termination. Except as may otherwise be provided by the Administrator either in the applicable award certificate or, subject to Section 15 below, in writing after the Award is issued, a Participant’s rights in all Dividend Equivalent Rights granted as a component of an Award that has not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
Section 12.    Other Awards.
(a)    Nature of Other Awards. Other forms of Awards (“Other Awards”) that may be granted under the Plan include Awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, including without limitation: (i) Units; (ii) shares of Performance Stock; (iii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including Units or shares of Performance Stock); (iv) membership interests in a Subsidiary or operating partnership; and (v) Awards valued by reference to book value, fair value or performance parameters relative to the Company or any Subsidiary or group of Subsidiaries. For purposes of calculating the number of shares of Stock underlying an Other Award relative to the total number of shares of Stock reserved and available for issuance under Section 4, the Administrator shall establish in good faith the maximum number of shares of Stock to which a grantee of such Other Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant Award documentation, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock

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underlying such Other Award shall be reduced accordingly by the Administrator and the related shares of Stock shall be added back to the shares of Stock available for issuance under the Plan. Other Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award certificate. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Other Awards shall be made; the number of shares of Stock or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Other Awards; and the restrictions and conditions applicable to Other Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives. The Administrator may require that Other Awards be held through a limited partnership or a similar “look-through” entity and the Administrator may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 12. The provisions of the grant of Other Awards need not be the same with respect to each Participant.
(b)    Rights as Stockholder. Until such time as an Other Award is actually converted into, exchanged for, or paid out in shares of Stock, a Participant shall have no rights as a holder of stock.
(c)    Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to the Company, any Parent, or any Subsidiary, any outstanding Other Awards previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award certificate governing such Other Awards. Except as may otherwise be provided by the Administrator either in the Award certificate, or subject to Section 15 below, in writing after the Award certificate is issued, a Participant’s rights in all Other Awards that have not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company, its Parents and its Subsidiaries for any reason.
Section 13.    Cash-Based Awards.
The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the Participant to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

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Section 14.    Performance Based Awards to Covered Employees
(a)    Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of Restricted Stock, Restricted Stock Units, Performance Share Awards, Other Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals. Each Performance-Based Award shall comply with the provisions set forth below.
(b)    Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first ninety (90) days of a Performance Cycle (or if the Performance Cycle is other than one year, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.
(c)    Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.
(d)    Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is the Initial Limit (subject to adjustment as provided in Section 5(a) hereof) or $100,000,000 in the case of a Performance-Based Award that is payable in cash.
Section 15.    Amendment and Termination.
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the Participant’s consent. Except as provided in Section 5, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or

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cancel, exchange, substitute, buyout or surrender outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without shareholder approval. The Board, in its discretion, may determine to make any Plan amendments subject to approval by the Company’s stockholders for purposes of complying with applicable stock exchange requirements, ensuring that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code or ensuring that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 5.
Section 16.    Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 17.    General Provisions.
(a)    Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise or settlement of any Award granted hereunder unless the exercise or settlement of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Stock Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time-to-time.
(b)    Delivery of Stock. Certificated Stock granted under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed certificates evidencing such Stock in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the Participant by electronic mail (with proof of receipt) or by United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of

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Stock are listed, quoted or traded. All Stock delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)    Transferability of Awards.
(i)    Transferability. Except as provided in Section 17(c)(ii) below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind and any purported transfer in violation hereof shall be null and void.
(ii)    Administrator Action. Notwithstanding Section 17(c)(i), the Administrator, in its discretion, may provide either in the award certificate regarding a given Award or by subsequent written approval that the Participant (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Participant for value.
(iii)    Family Member. For purposes of Section 17(c)(ii), “family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any

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other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.
(iv)    Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Participant or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.
(d)    Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.
(e)    Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Administrator, a Participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.
Section 18.    Effective Date of Plan.
This amended and restated Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no

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grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the amended and restated Plan is approved by the Board.
Section 19.    Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date but Awards theretofore granted may extend beyond that date.
Section 20.    Governing Law.
The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.
DATE PLAN APPROVED BY BOARD OF DIRECTORS:    MARCH 28, 2014

DATE PLAN APPROVED BY STOCKHOLDERS:        MARCH 28, 2014

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